UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802
______________________________________________

UBS Cashfund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1.   Reports to Stockholders.

Money Market Funds	March 31, 2011

UBS Cashfund Inc.
Annual Report March 31, 2011

UBS Cashfund Inc.

May 12, 2011

Dear shareholder,
We present you with the annual report for UBS Cashfund Inc. (the “Fund”) for the 12 months ended March 31, 2011.

Performance
While the US economy continued to expand, continued elevated unemployment caused the Federal Reserve Board (the “Fed”) to maintain the federal funds rate at a historically low range of between 0.00% and 0.25% during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This caused the yields of the securities in which the Fund invests to remain extremely low, which, in turn, impacted the Fund’s yield.

The seven-day current yield for the Fund was 0.01% as of March 31, 2011, unchanged from March 31, 2010 (both after fee waivers/expense reimbursements). (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)
UBS Cashfund Inc.
Investment goal:
Current income, stability of principal and high liquidity

Portfolio manager:
Robert Sabatino UBS Global Asset Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, there continued to be several areas of weakness. These included elevated unemployment levels and a weak housing market, which held back a more robust expansion.

Looking back, gross domestic product (“GDP”) growth was 1.7% during the second quarter of 2010, followed by third and fourth quarter GDP growth of 2.6% and 3.1%, respectively. On April 28, 2011, after the Fund’s reporting period had ended, the Commerce Department reported that its advance estimate for first quarter 2011 GDP growth was 1.8%. The US economy has now expanded for seven consecutive quarters.

UBS Cashfund Inc.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Despite the economy’s ongoing growth and increased inflationary pressures, the Fed remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy. In November 2010, the Fed launched another round of quantitative easing in an attempt to stimulate the economy. Saying that “the pace of recovery in output and employment continues to be slow,” the Fed introduced a plan that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

The Fed, as mentioned earlier, kept the federal funds rate in a historically low range of 0.00% to 0.25%. At its March 2011 meeting, the Fed said it “...will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

Q.	How did you position the Fund over the fiscal year?
A.	We tactically adjusted the Fund’s weighted average maturity (or “WAM,” which is the average maturity of the securities in the portfolio) during the fiscal year. At the start of the period, the Fund’s WAM was 37 days. We later moved to extend it in order to generate incremental yield. As of March 31, 2011, the Fund’s WAM was 49 days.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a greater-than-usual level of diversification over the 12-month period by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic environment improved over the period, however, we slightly increased our single issuer exposure, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.	What types of securities did you emphasize over the period?
A.	In terms of securities, we increased the Fund’s exposure to US government and agency obligations, as well as modestly increasing its allocations to short-term

2

UBS Cashfund Inc.

corporate obligations and bank notes. In contrast, we reduced the Fund’s exposure to commercial paper and modestly pared its exposures to repurchase agreements and certificates of deposit over the 12-month period, although levels varied during this time. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	The US economy surprised investors with its resiliency in 2010. Looking ahead, the economy appears to have enough momentum to continue expanding. However, several factors could temper growth rates as the year progresses. While we are starting to see some signs of improvement in the labor market, unemployment remains stubbornly high and there are continued strains in the housing market. In addition, the spike in oil prices, which surpassed $100 a barrel in the first quarter of 2011 given the geopolitical events in the Middle East and Northern Africa, could put a further damper on consumer spending. There are also uncertainties surrounding the devastation in Japan and the ongoing sovereign debt crisis in Europe. In the US, the Fed remains clearly on hold for now in terms of the federal funds rate. However, certain members of the Federal Open Market Committee, the group within the Fed that determines monetary policy, have started to openly discuss the need to raise interest rates in the future to ward off inflation. This could impact the yields available from money market securities later in the year.

Q.	How have regulatory actions impacting money market funds affected how you manage the Fund?
A.	In 2010, the US Securities and Exchange Commission (“SEC”) adopted rule amendments designed to strengthen the regulations governing money market funds. The amendments imposed new liquidity, credit quality, and maturity limits. They also enhanced disclosure requirements. Beginning on October 7, 2010, the Fund began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning January 31, 2011, the Fund began including a link on UBS’s Web site to more detailed Fund information appearing in filings with the SEC on Form N-MFP. This information is available on UBS’s Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

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UBS Cashfund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
UBS Cashfund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Robert Sabatino
Portfolio Manager
UBS Cashfund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 month period ended March 31, 2011. The views and opinions in the letter were current as of May 12, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 to March 31, 2011.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

			Expenses paid
	Beginning	Ending	during period[2]	Expense
	account value	account value[1]	10/01/10 to	ratio during
	October 1, 2010	March 31, 2011	03/31/11	the period

Actual	$1,000.00	$1,000.10	$1.35	0.27%

Hypothetical
(5% annual return before expenses)	1,000.00	1,023.59	1.36	0.27

[1]	“Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

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UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	03/31/11	09/30/10	03/31/10

Seven-day current yield[1]	0.01%	0.01%	0.01%

Seven-day effective yield[1]	0.01	0.01	0.01

Weighted average maturity[2]	49 days	49 days	37 days

Net assets (bln)	$0.9	$1.0	$1.2

Portfolio composition[3]	03/31/11	09/30/10	03/31/10

Commercial paper	40.5%	40.9%	49.7%

US government and agency obligations	31.0	26.9	23.7

Certificates of deposit	14.3	20.6	15.1

Repurchase agreements	10.2	10.0	12.2

Short-term corporate obligations	2.9	1.6	1.4

Bank note	1.1	—	—

Other assets less liabilities	(0.0)[4]	(0.0)[4]	(2.1)

Total	100.0%	100.0%	100.0%

[1]	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2]	The Fund is actively managed and its weighted average maturity will differ over time.
[3]	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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UBS Cashfund Inc.
Statement of net assets—March 31, 2011

	Face
Security description	amount	Value

US government and agency obligations—31.01%

Federal Farm Credit Bank
0.230%, due 11/08/11[1]	$5,000,000	$4,992,940

Federal Home Loan Bank
0.280%, due 04/12/11[2]	9,000,000	9,000,000

0.440%, due 04/19/11[1]	1,905,000	1,904,581

0.280%, due 05/07/11[2]	8,000,000	8,000,000

0.200%, due 05/13/11[1]	5,000,000	4,998,833

0.500%, due 05/17/11[1]	6,500,000	6,495,847

0.100%, due 05/25/11[1]	25,000,000	24,996,250

0.580%, due 05/27/11	6,500,000	6,500,000

0.300%, due 06/15/11[2]	10,000,000	10,000,000

0.270%, due 06/30/11[2]	12,500,000	12,500,000

0.270%, due 02/17/12[1]	10,000,000	9,975,850

0.450%, due 03/06/12	1,500,000	1,500,000

Federal Home Loan Mortgage Corp.*
0.230%, due 04/05/11[1]	25,000,000	24,999,361

0.353%, due 04/07/11[2]	6,000,000	6,000,242

0.330%, due 05/02/11[1]	10,000,000	9,997,158

0.300%, due 05/16/11[1]	10,000,000	9,996,250

0.230%, due 08/23/11[1]	14,000,000	13,987,120

Federal National Mortgage Association*
0.130%, due 04/15/11[1]	10,000,000	9,999,495

0.350%, due 04/26/11[1]	5,000,000	4,998,785

0.090%, due 05/23/11[1]	10,000,000	9,998,700

0.410%, due 07/06/11[1]	14,000,000	13,984,693

US Treasury Bills
0.190%, due 05/26/11[1]	10,000,000	9,997,097

0.295%, due 07/28/11[1]	10,000,000	9,990,331

0.155%, due 09/22/11[1]	5,000,000	4,996,254

0.213%, due 03/08/12[1]	10,000,000	9,979,813

US Treasury Notes
4.875%, due 04/30/11	7,000,000	7,025,530

0.875%, due 05/31/11	10,000,000	10,011,579

1.000%, due 12/31/11	5,000,000	5,028,575

0.875%, due 02/29/12	10,000,000	10,046,855

Total US government and agency obligations (cost—$271,902,139)		271,902,139

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UBS Cashfund Inc.
Statement of net assets—March 31, 2011

	Face
Security description	amount	Value

Bank note—1.14%

Banking-US—1.14%
Bank of America N.A.
0.200%, due 04/06/11 (cost—$10,000,000)	$10,000,000	$10,000,000

Certificates of deposit—14.31%

Banking-non-US—14.31%
Abbey National Treasury Services PLC
0.260%, due 04/04/11	5,000,000	5,000,000

0.453%, due 04/18/11[2]	10,500,000	10,500,000

Bank of Montreal
0.210%, due 04/01/11	10,000,000	10,000,000

Bank of Nova Scotia
0.240%, due 04/01/11[2]	4,500,000	4,500,000

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.300%, due 05/03/11	5,000,000	5,000,000

BNP Paribas SA
0.453%, due 04/15/11[2]	5,000,000	5,000,000

Canadian Imperial Bank of Commerce
0.250%, due 04/20/11	5,000,000	5,000,000

Credit Agricole CIB
0.290%, due 04/01/11	10,000,000	10,000,000

Lloyds TSB Bank PLC
0.503%, due 04/19/11[2]	10,500,000	10,500,000

Mitsubishi UFJ Trust & Banking Corp.
0.335%, due 05/09/11	10,000,000	10,000,000

National Australia Bank Ltd.
0.318%, due 04/11/11[2]	2,000,000	2,000,000

0.323%, due 04/19/11[2]	3,000,000	2,999,657

Nordea Bank Finland
0.260%, due 04/01/11	5,000,000	5,000,000

0.250%, due 06/10/11	10,000,000	10,000,000

Rabobank Nederland NV
0.334%, due 04/18/11[2]	5,000,000	5,000,000

Royal Bank of Canada
0.310%, due 04/01/11[2]	4,500,000	4,500,000

Royal Bank of Scotland PLC
0.453%, due 04/25/11[2]	10,500,000	10,500,000

9

UBS Cashfund Inc.
Statement of net assets—March 31, 2011

	Face
Security description	amount	Value

Certificates of deposit—(concluded)

Banking-non-US—(concluded)
Sumitomo Mitsui Banking Corp.
0.300%, due 05/04/11	$5,000,000	$5,000,000

Westpac Banking Corp.
0.320%, due 04/01/11[2]	5,000,000	5,000,000

Total certificates of deposit (cost—$125,499,657)		125,499,657

Commercial paper[1]—40.48%

Asset backed-banking-US—1.14%
Atlantis One Funding
0.270%, due 04/29/11	10,000,000	9,997,900

Asset backed-miscellaneous—16.41%
Atlantic Asset Securitization LLC
0.250%, due 06/02/11	20,000,000	19,991,389

Chariot Funding LLC
0.220%, due 04/04/11	7,942,000	7,941,854

0.220%, due 04/05/11	10,000,000	9,999,756

Fairway Finance Co. LLC
0.220%, due 04/12/11	15,000,000	14,998,992

Falcon Asset Securitization Corp.
0.240%, due 06/28/11	15,000,000	14,991,200

Market Street Funding LLC
0.270%, due 05/02/11	15,000,000	14,996,512

0.270%, due 05/10/11	4,000,000	3,998,830

Old Line Funding Corp.
0.250%, due 06/20/11	10,000,000	9,994,444

Thames Asset Global Securitization No.1
0.230%, due 04/07/11	10,000,000	9,999,617

0.230%, due 04/15/11	6,000,000	5,999,463

Thunderbay Funding
0.270%, due 04/06/11	5,000,000	4,999,813

0.250%, due 06/08/11	10,000,000	9,995,278

0.250%, due 06/15/11	10,000,000	9,994,792

Windmill Funding Corp.
0.220%, due 04/20/11	6,000,000	5,999,303

		143,901,243

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UBS Cashfund Inc.
Statement of net assets—March 31, 2011

	Face
Security description	amount	Value

Commercial paper[1]—(continued)

Asset backed-security—0.69%
Grampian Funding LLC
0.320%, due 05/03/11	$6,000,000	$5,998,293

Banking-non-US—2.62%
ANZ National International Ltd.
0.330%, due 05/09/11	5,000,000	4,998,258

Commonwealth Bank of Australia
0.340%, due 04/06/11[2,3]	5,000,000	4,999,736

Kreditanstalt für Wiederaufbau
0.245%, due 06/10/11	10,000,000	9,995,236

Westpac Securities NZ Ltd.
0.341%, due 06/01/11[2,3]	3,000,000	3,000,000

		22,993,230

Banking-US—17.40%
Barclays US Funding Corp.
0.260%, due 06/23/11	15,000,000	14,991,009

BNP Paribas Finance
0.330%, due 04/25/11	10,000,000	9,997,800

0.340%, due 05/05/11	10,000,000	9,996,789

Danske Corp.
0.260%, due 04/20/11	15,000,000	14,997,942

0.250%, due 04/28/11	10,000,000	9,998,125

Deutsche Bank Financial LLC
0.300%, due 04/18/11	10,000,000	9,998,583

0.340%, due 05/18/11	8,600,000	8,596,183

Dexia Delaware LLC
0.270%, due 04/07/11	10,000,000	9,999,550

ING (US) Funding LLC
0.210%, due 04/01/11	10,000,000	10,000,000

0.280%, due 04/25/11	10,000,000	9,998,133

0.250%, due 04/26/11	5,000,000	4,999,132

Natixis US Finance Co. LLC
0.420%, due 04/01/11	20,000,000	20,000,000

0.160%, due 04/04/11	5,000,000	4,999,933

11

UBS Cashfund Inc.
Statement of net assets—March 31, 2011

	Face
Security description	amount	Value

Commercial paper[1]—(concluded)

Banking-US—(concluded)
Societe Generale N.A., Inc.
0.410%, due 04/07/11	$9,000,000	$8,999,385

0.430%, due 06/06/11	5,000,000	4,996,058

		152,568,622

Finance-captive automotive—1.14%
Toyota Motor Credit Corp.
0.240%, due 06/03/11	10,000,000	9,995,800

Pharmaceuticals—1.08%
Sanofi-Aventis
0.240%, due 06/16/11	5,000,000	4,997,467

0.240%, due 06/17/11	4,500,000	4,497,690

		9,495,157

Total commercial paper (cost—$354,950,245)		354,950,245

Short-term corporate obligations—2.85%

Automotive OEM—1.71%
American Honda Finance Corp.
0.290%, due 04/04/11[2,3]	15,000,000	15,000,144

Supranational—1.14%
European Investment Bank
0.250%, due 06/24/11[1]	10,000,000	9,994,166

Total short-term corporate obligations (cost—$24,994,310)		24,994,310

Repurchase agreements—10.23%

Repurchase agreement dated 03/31/11 with Barclays Bank PLC, 0.120% due 04/01/11, collateralized by $48,580,000 Federal Home Loan Mortgage Corp. obligations, 4.400% due 06/16/22; (value—$48,960,543); proceeds: $48,000,160	48,000,000	48,000,000

Repurchase agreement dated 03/31/11 with Deutsche Bank Securities, 0.150% due 04/01/11, collateralized by $41,875,000 Federal Home Loan Bank obligations, 1.000% due 03/21/13; (value—$41,821,726); proceeds: $41,000,171	41,000,000	41,000,000

12

UBS Cashfund Inc.
Statement of net assets—March 31, 2011

	Face
Security description	amount	Value

Repurchase agreements—(concluded)

Repurchase agreement dated 03/31/11 with State Street Bank & Trust Co., 0.010% due 04/01/11, collateralized by $751,867 US Treasury Bills, zero coupon due 04/21/11; (value—$751,846); proceeds: $737,000	$737,000	$737,000

Total repurchase agreements (cost—$89,737,000)		89,737,000

Total investments (cost—$877,083,351 which approximates cost for federal income tax purposes)—100.02%		877,083,351

Liabilities in excess of other assets—(0.02)%		(157,341)

Net assets (applicable to 877,308,398 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$876,926,010

*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Rates shown are the discount rates at date of purchase.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of March 31, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.62% of net assets as of March 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM	Original Equipment Manufacturer

Affiliated issuer activity
The table below details the Fund’s transaction activity in an affiliated issuer for the year ended March 31, 2011. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value at	year ended	year ended	Value at	year ended
Security description	03/31/10	03/31/11	03/31/11	03/31/11	03/31/11

UBS Private Money
Market Fund LLC	$—	$107,413,000	$107,413,000	$—	$1,230

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UBS Cashfund Inc.
Statement of net assets—March 31, 2011

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

US government and agency obligations	$—	$271,902,139	$—	$271,902,139

Bank note	—	10,000,000	—	10,000,000

Certificates of deposit	—	125,499,657	—	125,499,657

Commercial paper	—	354,950,245	—	354,950,245

Short-term corporate obligations	—	24,994,310	—	24,994,310

Repurchase agreements	—	89,737,000	—	89,737,000

Total	$—	$877,083,351	$—	$877,083,351

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	79.7%

United Kingdom	4.2

Japan	3.4

France	2.8

Canada	2.7

Australia	2.1

Finland	1.7

Germany	1.1

Luxembourg	1.1

Netherlands	0.6

New Zealand	0.6

Total	100.0%

Weighted average maturity—49 days

See accompanying notes to financial statements

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UBS Cashfund Inc.
Statement of operations

For the year ended
March 31, 2011

Investment income:
Interest	$2,929,618

Affiliated securities lending income	1,230

2,930,848

Expenses:
Investment advisory and administration fees	4,768,776

Transfer agency and related services fees	935,437

Professional fees	153,642

Custody and accounting fees	139,737

Reports and notices to shareholders	71,046

State registration fees	49,479

Insurance fees	36,720

Directors’ fees	19,888

Other expenses	33,229

6,207,954

Less: Fee waivers and/or expense reimbursements
by investment advisor and administrator	(3,380,939)

Net expenses	2,827,015

Net investment income	103,833

Net realized gain	43

Net increase in net assets resulting from operations	$103,876

See accompanying notes to financial statements

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UBS Cashfund Inc.
Statement of changes in net assets

	For the years ended March 31,

	2011	2010

From operations:
Net investment income	$103,833	$317,075

Net realized gains	43	1,564

Net increase in net assets resulting from operations	103,876	318,639

Dividends and distributions to shareholders from:
Net investment income	(103,833)	(317,075)

Net realized gains from investment activities	(70,964)	(533,324)

Total dividends and distributions to shareholders	(174,797)	(850,399)

Net decrease in net assets from capital share transactions	(302,421,664)	(1,121,718,637)

Net decrease in net assets	(302,492,585)	(1,122,250,397)

Net assets:
Beginning of year	1,179,418,595	2,301,668,992

End of year	$876,926,010	$1,179,418,595

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

16

UBS Cashfund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	Years ended March 31,

	2011[1]	2010	2009	2008	2007

Net asset value,
beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001	0.0002	0.0158	0.0433	0.0471

Dividends from net
investment income	(0.0001)	(0.0002)	(0.0158)	(0.0433)	(0.0471)

Distributions from net realized gain	(0.0000)[2]	(0.0003)	—	—	—

Total dividends and distributions	(0.0001)	(0.0005)	(0.0158)	(0.0433)	(0.0471)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[3]	0.02%	0.05%	1.59%	4.42%	4.81%

Ratios to average net assets:
Expenses before fee waivers and/or
expense reimbursements by advisor
and administrator	0.60%	0.59%	0.55%	0.54%	0.57%

Expenses after fee waivers and/or
expense reimbursements by advisor
and administrator	0.27%	0.36%	0.55%	0.52%[4]	0.57%

Net investment income	0.01%	0.02%	1.61%	4.30%	4.71%

Supplemental data:
Net assets, end of year (000’s)	$876,926	$1,179,419	$2,301,669	$2,813,371	$2,487,813

[1]	The investment advisory and administration functions for this Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.
[2]	Amount represents less than $0.00005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4]	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

17

UBS Cashfund Inc.
Notes to financial statements

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

18

UBS Cashfund Inc.
Notes to financial statements

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

19

UBS Cashfund Inc.
Notes to financial statements

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The Fund’s Board of Directors approved the transfer of the investment advisory and administration contract (the “Advisory Contract”) from UBS Financial Services Inc., the Fund’s prior investment advisor and administrator, to UBS Global AM, effective March 1, 2011. Previously, UBS Global AM served as the investment sub-advisor and sub-administrator of the Fund pursuant to a sub-advisory contract and a sub-administration contract between UBS Financial Services Inc. and UBS Global AM (together, the “Sub-Advisory Contract”). UBS Global AM has the same contractual rights and responsibilities under the Advisory Contract as those previously held by UBS Financial Services Inc. The Sub-Advisory Contract terminated effective as of the close of business on February 28, 2011. Under the Advisory Contract, the

20

UBS Cashfund Inc.
Notes to financial statements

Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate

Up to $500 million	0.500%

Next $500 million	0.425

Next $500 million	0.390

Next $500 million	0.380

Next $500 million	0.350

Next $1.0 billion	0.345

Next $500 million	0.325

Next $500 million	0.315

Next $500 million	0.300

Next $500 million	0.290

Over $5.5 billion	0.280

At March 31, 2011, the Fund owed UBS Global AM $134,079 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that the current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the year ended March 31, 2011, UBS Financial Services Inc. and/or UBS Global AM voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $3,380,939.

As noted above, prior to March 1, 2011, UBS Global AM served as sub-advisor and sub-administrator to the Fund. In accordance with the Sub-Advisory Contract, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed

21

UBS Cashfund Inc.
Notes to financial statements

that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $492,589,889. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and was compensated for these services by BNY Mellon, not the Fund.

For the year ended March 31, 2011, UBS Financial Services, Inc. received from BNY Mellon, not the Fund, $559,179 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At March 31, 2011, the Fund did not have any securities on loan.

22

UBS Cashfund Inc.
Notes to financial statements

Other liabilities and components of net assets
At March 31, 2011, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$2,579

Other accrued expenses*	367,883

*Excludes investment advisory and administration fees.

At March 31, 2011, the components of net assets were as follows:

Accumulated paid in capital	$876,882,073

Accumulated net realized gain	43,937

Net assets	$876,926,010

Capital share transactions
There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended March 31,

	2011	2010

Shares sold	3,022,984,300	5,219,317,958

Shares repurchased	(3,325,570,615)	(6,341,990,890)

Dividends reinvested	164,651	954,295

Net decrease in shares outstanding	(302,421,664)	(1,121,718,637)

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2011 and March 31, 2010 was ordinary income.

At March 31, 2011, the characterization of accumulated earnings on a tax basis was undistributed ordinary income of $46,516.

23

UBS Cashfund Inc.
Notes to financial statements

As of and during the year ended March 31, 2011, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended March 31, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

UBS Cashfund Inc.
Report of Ernst &Young LLP, independent registered public accounting firm

To the Board of Directors and Shareholders of UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the “Fund”) as of March 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
May 25, 2011

25

UBS Cashfund Inc.
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N–MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information
Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) as short-term capital gains dividends for the calendar year 2010.

26

UBS Cashfund Inc.
Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on February 15-16, 2011, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the transition of the current investment advisory and administration agreement between UBS Financial Services Inc. (“UBS Financial Services”) and the Fund (the “Current Agreement”) to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (the “Proposed Agreement”) and the concurrent termination of the then effective sub-advisory and sub-administration agreements between UBS Financial Services and UBS Global AM on behalf of the Fund (the “Proposed Transfer”). It was noted that the Proposed Transfer would occur on or about March 1, 2011. The board received and considered a variety of information regarding the Proposed Transfer, including information about UBS Financial Services and UBS Global AM as well as the advisory and administrative arrangements for the Fund. In addition, the board previously received a memorandum discussing the duties of board members in considering approval of advisory, sub-advisory, administration and distribution agreements. The board also received an opinion from Fund counsel that the Proposed Transfer did not constitute an “assignment” of the Current Agreement. The Independent Directors met in executive session to review the Proposed Transfer. The Independent Directors were joined by their independent legal counsel.

Previously, at a meeting of the board on July 14-15, 2010 (the “July 2010 meeting”), the board had performed a full annual review of the Current Agreement, as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of UBS Financial Services and UBS Global AM, determined that the nature, extent and quality of the services provided by UBS Financial Services and UBS Global AM under the Current Agreement and then current sub-advisory and sub-administration agreements, respectively, were appropriate. The board also determined that the management fee paid by the Fund, taking into account applicable fee waiver and/or expense reimbursement arrangements and breakpoints, was fair and reasonable in light of the services provided, the cost of providing these services, economies of scale, the fees and expenses paid by similar funds (including information provided by Lipper, Inc.), and such other circumstances as the board considered relevant in the exercise of its reasonable judgment.

27

UBS Cashfund Inc.
Board approval of investment advisory and administration agreement (unaudited)

In its consideration of the approval of the Proposed Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Proposed Agreement—At the July 2010 meeting, the board received and considered information regarding the nature, extent and quality of investment advisory services provided to the Fund by UBS Financial Services under the Current Agreement and sub-advisory services provided by UBS Global AM under the then current sub-advisory agreement during the past year. The board also considered the nature, extent and quality of administrative, sub-administrative, distribution and shareholder services performed by UBS Financial Services, UBS Global AM and their affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. Additionally, the board considered, based on its knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and the parent organization, UBS AG.

It was explained to the board that the Proposed Transfer would not be considered an “assignment” of the Current Agreement under the 1940 Act, nor a “contract amendment” under state contract law principles, because: (1) there would be no change of actual control of the investment advisor to the Fund; (2) there would be no change of management responsible for delivering advisory services to the Fund; (3) the nature, extent and quality of the investment advisory and administrative services provided under the investment advisory and administration agreement were not expected to change materially as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by the portfolio managers or other investment professionals in providing services to the Fund; and (5) there would be no change to any of the material terms of the contract as a result of the transfer. The board’s evaluation of the services to be provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory, sub-advisory and other capabilities and the quality of administrative and other services. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the Proposed Agreement between UBS Global AM and the Fund.

28

UBS Cashfund Inc.
Board approval of investment advisory and administration agreement (unaudited)

Advisory fees and expense ratios—The board was informed that the contractual management fee paid by the Fund would not increase as a result of the Proposed Transfer. The board determined that the proposed contractual management fee payable by the Fund to UBS Global AM was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Proposed Agreement.

Fund performance—The board considered that all UBS Global AM employees who presently provide investment advisory services and other related services and all management personnel at UBS Global AM who currently supervise the provision of such services will continue to provide, and supervise the provision of, those same services after the Proposed Transfer. Both before and after the Proposed Transfer, the same portfolio managers and investment professionals will continue to provide investment advisory services to the Fund in accordance with the investment advisory and administration agreement. The board also considered that the Fund will continue to be subject to a compliance structure that is not materially dissimilar from that currently in effect and will have the same Chief Compliance Officer. Moreover, both before and after the Proposed Transfer, management of the Fund is ultimately accountable to senior management of UBS AG, the ultimate parent company of both UBS Financial Services and UBS Global AM. Based on these considerations, the board determined that it was satisfied with the resources UBS Global AM was to devote to the management of the Fund.

Advisor profitability—At the July 2010 meeting, the board considered a profitability analysis of UBS Financial Services, UBS Global AM and their affiliates in providing services to the Fund, and also received profitability information with respect to the UBS New York fund complex as a whole. At that meeting, the board concluded that UBS Financial Services’ and UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund. There was no indication that the aggregate profitability of UBS Global AM and its affiliates would change materially under the Proposed Agreement. The board will have an opportunity to receive profitability information at the next annual reconsideration meeting later in 2011 and thus be in a position to evaluate further whether any adjustments in fees would be appropriate.

Economies of scale—At the July 2010 meeting, the board considered information from management regarding whether there have been economies

29

UBS Cashfund Inc.
Board approval of investment advisory and administration agreement (unaudited)

of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. It was determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also considered whether alternative fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. After consideration, the board concluded that UBS Financial Services’ sharing of economies of scale with the Fund was acceptable.

The board considered that there would be no changes to the fee structure under the Proposed Agreement as a result of the Proposed Transfer, among other factors, and determined that economies of scale would be appropriately shared by UBS Global AM with the Fund’s shareholders as the Fund’s assets increase.

Other benefits to UBS Global AM—At the July 2010 meeting, the board considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, sub-advisory, administrative and other services to the Fund and UBS Financial Services’ and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

Accordingly, the board also determined that, in light of UBS Global AM’s expected costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates are expected to receive are reasonable.

In light of all of the foregoing, the board approved the Proposed Agreement for the Fund.

In making its decision, the board identified no single factor as being determinative in approving the Proposed Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the consideration of the approval of the Proposed Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

30

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31

UBS Cashfund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg††; 69 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS Cashfund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS Cashfund Inc.
Supplemental information (unaudited)

Interested Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Barry Mandinach*†††; 55 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Directors
Richard Q. Armstrong; 75 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). In addition from 1982 through 1995, Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others).

Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

UBS Cashfund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

UBS Cashfund Inc.
Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard R. Burt; 64 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and risk management consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

UBS Cashfund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003 to August 2007 and March 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through August 2007, she was a vice president and assistant treasurer of certain UBS funds. From August 2007 to February 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*;40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy Osborn*; 44	Vice President	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 37	Vice President	Since 2001	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of 6 investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Cashfund Inc.
Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman	Bernard H. Garil

Alan S. Bernikow	Heather R. Higgins

Richard R. Burt	Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Robert Sabatino
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
 UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

©2011 UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
All rights reserved.
March 2011

www.ubs.com/globalam-us

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.   Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended March 31, 2011 and March 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $59,700 and $59,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended March 31, 2011 and March 31, 2010, the aggregate auditrelated fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,783, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of the consolidated 2009 and 2008 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2011 and March 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,200 and $12,470, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended March 31, 2011 and March 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through December 2010)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2011 and March 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2011 and March 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2011 and March 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2011 and March 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2011 and March 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2011 and March 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended March 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended March 31, 2011 and March 31, 2010, the aggregate fees billed by E&Y of $1,261,473 and $1,400,919, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$14,727	$16,253
Non-Covered Services	1,246,746	1,384,666

(h)
The registrant’s audit committee was not required to consider whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.   Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 9, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	June 9, 2011